UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 14, 2004

Date of Earliest Event Reported: June 2, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices)       (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment to Second Amended/Restated Agreement
Amendment to Second Amended/Restated Agreement
Purchase and Sale Agreement
Amendment to Purchase and Sale Agreement
Press Release

Item 2. Acquisition or Disposition of Assets:

On June 1, 2004, the Registrant closed its previously announced acquisition of the assets of TXU Fuel Company. The assets, known as the TUFCO system, consist of approximately 2,000 miles of intrastate pipeline and related storage facilities located in Texas, with a total system capacity of 1.3 billion cubic feet of natural gas per day. The assets were acquired through a cash payment of $500 million, subject to certain adjustments, including prepaid taxes, costs, deposits and inventories. The Registrant’s natural gas midstream operating subsidiary, La Grange Acquisition, L.P., borrowed all of the funds necessary to finance the acquisition pursuant to an amendment of its existing credit agreement with certain financial institutions that increased the size of its current credit facility. As part of the acquisition, a subsidiary of La Grange Acquisition, L.P. entered into an eight-year transportation agreement with an affiliate of TXU Fuel Company to transport a minimum of 115 million cubic feet of natural gas per day, subject to adjustment, and two eight-year natural gas storage agreements to store gas at two natural gas storage facilities that are part of the TUFCO System. Existing transportation contracts with other natural gas producers and industrial end users were also acquired.

Item 5. Other Events and Regulation FD Disclosure:

On June 2, 2004 the Registrant issued a press release announcing the closing of the previously announced acquisition of the midstream natural gas assets of TXU Fuel Company as described in the press release dated June 2, 2004, attached as an Exhibit to this Form 8-K. The Registrant’s natural gas midstream operating subsidiary, La Grange Acquisition, L.P., entered into a First Amendment to Credit Agreement, effective June 1, 2004, amending the January 20, 2004 Second Amended and Restated Credit Agreement between La Grange Acquisition, L.P. and the Lenders thereto in order to finance the acquisition.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired:

The financial statements required in connection with the business acquisitions described in Item 2 will be filed within seventy-five (75) days of June 1, 2004.

(b) Pro Forma financial information:

The financial statements required in connection with the business acquisitions described in Item 2 will be filed within seventy-five (75) days of June 1, 2004.

(c) Exhibits

The following Exhibits are filed herewith:

Exhibit Number 99.1 – Press Release dated June 2, 2004

Exhibit 10.34.1 – First Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004.

Exhibit 10.34.2 – Second Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004.

Exhibit 10.35 – Purchase and Sale Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated April 25, 2004.

Exhibit 10.35.1 – First Amendment to Purchase and Sale Agreement and Closing Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated June 1, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	U.S. Propane, L.P., General Partner
	By:	U.S. Propane, L.L.C., General Partner

Date: June 14, 2004	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 2, 2004

10.34.1	First Amendment, effective June 1, 2004, to Second Amended and Restated Credit
Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004.

10.34.2	Second Amendment, effective June 1, 2004, to Second Amended and Restated Credit
Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004.

10.35	Purchase and Sale Agreement between TXU Fuel Company and Energy Transfer
Partners, L.P. dated April 25, 2004.

10.35.1	First Amendment to Purchase and Sale Agreement and Closing Agreement between TXU
Fuel Company and Energy Transfer Partners, L.P. dated June 1, 2004.

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